SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report - April 22, 2003
                      ------------------------------------
                        (Date of Earliest Event Reported)



                        Carpenter Technology Corporation
                        --------------------------------
             (Exact Name of Registrant as specified in its charter)



       Delaware                       1-5828                 23-0458500
     -------------                  ----------               ----------
(State of Incorporation)       (Commission File No.)        (IRS Employer
                                                              I.D. No.)


           1047 North Park Road, Wyomissing, Pennsylvania, 19610-1339
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (610) 208-2000




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Item 7.  Financial Statements and Exhibits.


     (a) and (b) None.

     (c) Exhibit:

     Exhibit 99. Press Release dated April 22, 2003

Item 9. Regulation FD Disclosure

On April 22, 2003, Carpenter Technology Corporation issued a press release discussing third quarter results. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished pursuant to Item 12.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  April 22, 2003           CARPENTER TECHNOLOGY CORPORATION
                                (Registrant)




                                By:_____________________________
                                   David A. Christiansen
                                   Vice President, General
                                   Counsel and Secretary



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                      EXHIBIT INDEX

Exhibit               Description

99.              Press release dated April 22, 2003